HIT Ranks as a “Top 10 Manager”
End of Third Quarter Sees HIT Outperforming Industry Benchmark and Similar Fixed-Income Fund Managers

The AFL-CIO Housing Investment Trust surpassed its industry benchmark by 93 basis points for the one-year period ended September 30, 2008, outperforming other similar fixed-income managers. The HIT was ranked as one of the nation’s “Top 10 Managers” for its category by Morningstar, Inc., which placed the HIT eighth for the one-year period and fourth for the five-year period ended September 30. (For more on the ranking methodology, see page 4.)

“The HIT accomplished this strong performance without losing sight of its other mission to generate housing and jobs that benefit working people,” said Richard Trumka, Secretary-Treasurer of the AFL-CIO and a Trustee of the HIT. During the year ended September 30, HIT investments created over 2,200 housing units and 1.5 million hours of union construction work.

Franklin Hill - The HIT is helping finance the $12.5 million redevelopment of this low-income housing complex in Dorchester, MA. “Union members work harder and smarter than non-union building tradesmen,” said Bruce Polishock of CWC Builders, Inc., the project’s general contractor.

HIT’s “Top 10 Manager” ranking, reported in Pensions & Investments on November 10, 2008, compared the gross performance of U.S. intermediate duration collective investment trusts that have similar risk profiles.

The HIT’s strategy of investing in high credit quality fixed-income assets has served union pension investors well during the economic turmoil of recent months. The HIT has never invested in securities backed by subprime mortgages, and it has never utilized leverage as part of its strategy.

“Investors look to the AFL-CIO Housing Investment Trust to

invest their pension capital responsibly,” said Richard Ravitch, Chairman of the HIT’s Board of Trustees. “We have witnessed a period when many other investors in the market ignored risk and sought higher returns without fully understanding the potential for losses. The HIT has remained disciplined throughout this period and will continue to be guided by its philosophy of prudent, socially responsible investing.”

Chang Suh, HIT Executive Vice President and Chief Portfolio Manager, explained that the HIT’s performance reflects its investment strategy.

(continued, page 2)

H I T I N V E S T O R

INVESTING IN NEW YORK CITY	HIT RANKS AS A
“TOP 10 MANAGER”

The HIT recently committed $5.6 million to preserve affordability for seniors at the General Chauncey M. Hooper Tower, a $6.6 million senior living facility in upper Manhattan, New York. This is the HIT’s twentieth investment under its New York City Community Investment Initiative. To date, the HIT has invested over $339 million through the initiative to create or preserve 14,685 multifamily units for residents of New York City. The estimated value of these projects exceeds $1.5 billion. In addition, more than 4,600 New York City union members and municipal employees have obtained home mortgages through the HIT’s single family mortgage program carried out in cooperation with Union Privilege and Chase.
Redevelopment is underway at another HIT-financed project – the $165 million Queens Family Courthouse in Queens, NY.

(continued from page 1)
“The HIT invests primarily in the highest credit quality securities, which are issued by the U.S. government and government-sponsored enterprises. Recent market events have demonstrated why these high credit quality fixed-income investments are important for pension plan portfolios.”
At a time when unemployment is rising and people are losing their homes, HIT investments have generated jobs and created housing that is affordable to working families. “We expect opportunities for responsible investing to increase significantly in 2009 and 2010, which would help the HIT maintain its competitive performance and its positive impact on union job creation,” Suh said.
The “top 10” rankings in Pensions & Investments are based on gross performance numbers and reflect no deduction for expenses. Please see the chart at left for HIT performance information that does reflect deductions for expenses.

HIT TOTAL RETURNS AS OF SEPTEMBER 30, 2008

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. The Lehman Brothers Aggregate Bond Index is an unmanaged index and is not available for direct investment. Its returns would be lower if they reflected the expenses associated with the active management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that any investment strategies will work under all market conditions, especially during periods of downturn in the market. All statistics are current as of September 30, 2008, unless otherwise noted.

H I T I N V E S T O R

HIT-Financed Mixed-Income Development Celebrates Opening in Minnesota

located approximately 25 miles southwest of Minneapolis. The innovative new development is the first affordable housing project to be built in a suburban location by developer Aeon, formerly known as Central Community Housing Trust, a non-profit community-based provider of affordable housing in Minnesota.

The HIT provided $9.5 million for the project, which has 117 energy-efficient housing.

The HIT has been helping build sustainable communities in Minnesota for more than two decades. It has provided over $580 million in financing for projects that represent 6,456 units of housing, almost 40% of which is affordable. Work on these Minnesota projects has created approximately 5,000 union jobs in construction and related industries.

Clover Field Marketplace, a HIT-financed project in Chaska, Minnesota, celebrated its grand opening this fall, bringing quality-built, affordable and environmentally friendly housing to this growing community apartments, half of which are designated as affordable. Designed to integrate smoothly into the existing community, Clover Field Marketplace adheres to the Minnesota Green Communities’ standards for creating healthy and

Chicago Initiative Surpasses $85 Million; Newest Project “Tops Off” on South Side

affordable housing for residents of the Windy City.

Victory Centre is a senior housing project going up on the City’s South Side and the most recent investment by the HIT through its Chicago Community Investment Plan. With the $10.7 million investment in this project, the HIT’s Chicago Community Investment Plan has committed more than $85 million since

HIT is targeting a total of 2,500 housing units to be financed in Chicago under the five-year initiative.

The Victory Centre’s topping off this fall gave community residents a chance to celebrate progress on the project that is expected to create approximately 100 union construction jobs. The facility will include 112 supportive living studio suites, all designated as affordable, and will offer programs for residents to promote independence. The project is a “brownfields” redevelopment of a former industrial site and features an energy-efficient design, environmentally friendly landscaping and proximity to mass transit.

The “topping off” of the HIT-financed Victory Centre of South Chicago marked the latest steps in the HIT’s efforts to increase	2005 for projects representing $261 million in development activity. These projects provide 1,829 housing units, nearly 1,700 of which are affordable to low- and moderate-income residents. The

H I T I N V E S T O R

HIT Staff Outlines Plan to Boost Housing Production, Jobs in 2009
AFL-CIO HOUSING
INVESTMENT TRUST

Stephen Coyle
Chief Executive Officer

Helen R. Kanovsky
Chief Operating Officer and General Counsel

Erica Khatchadourian
Chief Financial Officer

Chang Suh
Executive Vice President
and Chief Portfolio Manager

Stephanie Wiggins
Chief Investment Officer – Multifamily Finance

Marcie Cohen
Senior Vice President and Director of
Workforce Housing

Lesyllee White
Director of Marketing
National Office
2401 Pennsylvania Avenue, NW, Suite 200
Washington, DC 20037 • (202) 331-8055

New York City Office
Carol Nixon, Director
1270 Avenue of the Americas, Suite 210
New York, NY 10020 • (212) 554-2750

Boston Office
Paul Barrett, Director
655 Summer Street
Boston, MA 02210 • (617) 261-4444

Western Regional Office
David Landenwitch, Acting Director
235 Montgomery Street, Suite 1001
San Francisco, CA 94104 • (415) 433-3044

www.aflcio-hit.com

The HIT continues to create housing for working families and good union jobs, in addition to its strong performance as a high credit quality fixed-income investment. That message was emphasized by HIT staff at pension fund conferences this fall. “The HIT is committed to increasing production in 2009 and 2010 to generate much-needed housing and union construction jobs,” said HIT Marketing Director Lesyllee White. “We plan to be well-positioned to take advantage of the expected increase in FHA lending next year.”

White was a featured speaker at the Trowel Trades Trust Fund Educational Conference sponsored by the International Union of Bricklayers and Allied Craftworkers (BAC) and the International Council of Employers (ICE) of Bricklayers and Allied Craftworkers in San Antonio, Texas. In her talk, White emphasized not only HIT’s history of competitive returns but also its plans to boost production of affordable and workforce housing in 2009. The HIT is actively seeking pension capital from union and public pension plans because it expects to be able to invest that capital to generate much-needed housing and union construction jobs in local communities.

Midwest Regional Marketing Director Paul Sommers and Labor Relations Director Rod DuChemin joined White to represent the HIT at the 54th Annual Conference of the International Foundation of Employee Benefit Plans.

At the invitation of Daniel Pedrotty, Director of the AFL-CIO Office of Investment, White also participated in a public fund trustee roundtable at the fall meeting of the Council of Institutional Investors in Chicago.

ABOUT THE MORNINGSTAR RANKINGS

The “Top 10 Manager” rankings (page 1), as reported in the Pensions & Investments U.S. Bond Collective Investment Trusts table, are provided by Morningstar through its Principia Separate Account database, and are based on gross returns for periods ended September 30, 2008. The rankings compared funds included in Morningstar’s Intermediate Government bond category and Morningstar’s Intermediate-Term bond category. These categories on the Principia Separate Account database contain 104 commingled intermediate government and intermediate-term bond managers for the one-year period and 88 for the five-year period based on performance results self-reported to Morningstar. The findings can be viewed on the Pensions & Investments website at: http://www.pionline.
com/apps/pbcs.dll/article?AID=/20081110/CHART/311109972/-1/
TOPPERFORMINGMANAGERS

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